SUPPLEMENT DATED FEBRUARY 2, 2026

TO THE PROSPECTUS DATED MAY 1, 2025

FOR DEFERRED VARIABLE ANNUITY

ISSUED BY

THE PENN INSURANCE AND ANNUITY COMPANY

AND FUNDED THROUGH

PIA VARIABLE ANNUITY ACCOUNT I

of

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, PA 19105

1-800-523-0650

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2025, AS SUPPLEMENTED.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus. If you would like a copy of the Prospectus, call us at 1-800-523-0650 or go online to www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates.

This supplement describes new rates and charges that apply to the Guaranteed Income Rider available for Contracts issued on or after February 2, 2026.

Guaranteed Income Rider Changes

For Contracts issued on or after February 2, 2026, the Guaranteed Income Rider III, a new version of the Guaranteed Income Rider, will be available for purchase with the Contract.

For those Contracts issued prior to February 2, 2026, the benefit features provided under the applicable Guaranteed Income Rider, as currently described in the Prospectus, will apply.

The Guaranteed Income Rider III, available for Contracts issued on or after February 2, 2026, differs from the Guaranteed Income Rider described under “What are the Supplemental Riders and Benefits That Are Available? – Guaranteed Income Rider” on page 61 of the Prospectus only in that:

•	The Guaranteed Growth Rate is 8.00%.
•	The Maximum Step-Up Age is the later of 10 years or age 85 of the (younger) Covered Life.
•	The current Rider Charge for a Single Life Guarantee is 1.40%, and 1.55% for a Joint Life Guarantee.

The current Rider Charge is also updated in footnote 4 of the Annual Contract Expenses subsection of the “Table of Fees and Expenses” section on page 17 of the Prospectus and the Current and Maximum Rider Charges table of the “What Are the Fees and Charges Under the Contract?” section on page 36 of the Prospectus.

The examples under “What are the Supplemental Riders and Benefits That Are Available? – Guaranteed Income Rider” in the Prospectus are updated for the Guaranteed Income Rider III as follows:

•	Example on page 64 of the Prospectus:

Assume that an individual at age 60 purchases the Contract with an Initial Purchase Payment of $100,000 and the Guaranteed Income Rider is purchased with the Contract. The initial Guaranteed Income Benefit Base at the time of purchase will be $100,000.

At the first Contract Anniversary, the Contract Value has increased to $110,000 as a result of market performance, and the Guaranteed Growth Base is $108,000. At that time, the Guaranteed Income Benefit Base will be increased to $110,000. During the next year, the Contract Owner makes an additional Purchase Payment of $10,000. This Purchase Payment will increase the Guaranteed Income Benefit Base by $10,000 and it will equal $120,000.

•	Example on page 65 of the Prospectus:

Assume that the Living Benefit Guarantee is exercised 73 days after the most recent Contract Anniversary and the Contract is in the Guaranteed Growth Period and has not reached the Maximum Step-Up Age. At this time the Guaranteed Growth Base is $108,000, the annual Guaranteed Growth Amount is $8,000, the Contract Value is $108,000, and the Guaranteed Income Benefit Base is $105,000.

The prorated Guaranteed Growth Amount for the partial year is $8,000* (73 / 365) = $1,600. The Guaranteed Growth Base at the time of the first withdrawal is increased to $108,000 + $1,600 = $109,600. Since the Guaranteed Growth Base is greater than the Guaranteed Income Benefit Base at the time of the first withdrawal, the Guaranteed Income Benefit Base is set equal to the Guaranteed Growth Base ($109,600). The Guaranteed Income Benefit Base is greater than the Contract Value so there is no Step-Up.

•	Example on page 66 of the Prospectus:

Assume that the Initial Purchase Payment is $100,000. The initial Guaranteed Income Benefit Base at the time of purchase will be $100,000. A Subsequent Purchase Payment of $20,000 is made 73 days into the contract year, and an Early Access Withdrawal of $10,000 is made 292 days into the contract year. When the Early Access Withdrawal is taken, the Contract Value is greater than the Guaranteed Growth Base, so the reduction to the Guaranteed Growth Base is $10,000. On the first Contract Anniversary, the Guaranteed Growth Amount added to the Guaranteed Growth Base is $100,000 X 8.00% X 73/365 + $120,000 X 8.00% X 219/365 + $110,000 X 8.00% X 73/365 = $1,600 + $5,760 + $1,760 = $9,120. The Guaranteed Growth Base is increased to $110,000 + $9,120 = $119,120.

•	Example on page 67 of the Prospectus:

Assume that the Guaranteed Income Benefit Base is $100,000 at the beginning of the Contract Year and that in this Contract Year, there are no Subsequent Purchase Payments or withdrawals, and the Rider Charge is 1.40%. The amount of the charge deducted each quarter will then be $100,000 x (1.40% / 4) x (days in quarter not including Leap Day / 91.25).

Assume that there are 92 days in the first Contract Quarter so the Rider Charge for this quarter will be $100,000 x (1.40% / 4) x (92 / 91.25) = $352.88.

All other terms and conditions applicable to the Guaranteed Income Rider as described under “What are the Supplemental Riders and Benefits That Are Available? – Guaranteed Income Rider” in the Prospectus remain the same for the Guaranteed Income Rider III.

THIS SUPPLEMENT SHOULD BE READ IN ITS ENTIRETY AND RETAINED FOR FUTURE REFERENCE.

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